SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 22, 2005

Date of Report (Date of earliest event reported)

International Securities Exchange, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32435	01-0681729
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

60 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

(212) 943-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

On April 25, 2005, the Registrant announced its results of operations for the first quarter ended March 31, 2005. A copy of the related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Earnings Release”).

On April 22, 2005, the Registrant inadvertently distributed a preliminary draft form of the Earnings Release to an analyst. This disclosure is provided to satisfy the requirements of Regulation FD in light of the inadvertent disclosure.

The information contained herein is furnished pursuant to Items 2.02 and 7.01 of the Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1    Press release dated April 25, 2005, announcing financial results for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SECURITIES EXCHANGE, INC.

By:	/s/ Michael J. Simon
Michael J. Simon
General Counsel, Chief Regulatory Officer and Secretary

Dated: April 25, 2005

EXHIBIT INDEX

99.1    Press release dated April 25, 2005, announcing financial results for the quarter ended March 31, 2005.